UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                        Date of Report:  April 14, 1998
                       (Date of earliest event reported)




                               INTEL CORPORATION
            (Exact name of Registrant as specified in its charter)

          Delaware                        0-6217             94-1672743
          --------                        ------             ----------
(State or other jurisdiction of         (Commission       (I.R.S. Employer
 incorporation or organization)         file number)      Identification No.)




2200 Mission College Boulevard, Santa Clara, California        95052-8119
-------------------------------------------------------        ----------
       (Address of principal executive offices)                (Zip Code)



                               (408) 765-8080
                               --------------
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended March 28, 1998 and forward-looking statements relating to 1998, the 2nd Quarter of 1998 and the 2nd Half of 1998, as presented in a press release of April 14, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

   (c)    Exhibits

          99.1 Financial information for Intel Corporation for the quarter ended March 28, 1998 and forward-looking statements relating to 1998, the 2nd Quarter of 1998 and the 2nd Half of 1998

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEL CORPORATION
                                             (Registrant)



Date: April 14, 1998                     By: /s/ Andy D. Bryant
                                             ------------------
                                             Andy D. Bryant
                                             Vice President, Chief Financial
                                             Officer and Principal Accounting
                                             Officer